UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Orhan Dzemaili

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3357

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders

Semi-Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (800) 254-5197.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (800) 254-5197. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

1-3	Portfolio Manager’s Report

4-5	Performance & Statistics

6-8	Schedule of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13-17	Notes to Financial Statements

18	Stockholder Meeting Results/Proxy Voting Policies & Procedures

19-20	Privacy Policy

21-23	Matters Relating to the Directors’ Consideration of the Investment Management Agreement

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2018 (unaudited)

During the six-month period from July 1, 2018 to December 31, 2018, The Korea Fund, Inc,’s (the “Fund”) benchmark, the MSCI Korea 25/50 Index (Total Return) fell by -11.89% in Korean Won terms and -12.00% in U.S. Dollar (“USD”) terms. The Korean equity market was range bound in the third quarter, but corrected sharply in the fourth quarter following an escalation in the U.S.-China trade conflict. At the same time, the technology industry cycle started to wane as demand growth for key products such as smartphones and servers slowed, while the inventory of components accumulated. This had a significant impact on the Korean equity market given that the technology sector had been the bright spot in Korean exports over the past few years. Another concern was that as the U.S. Federal Reserve continued to raise interest rates and shrink its balance sheet, emerging markets, including Korea, would suffer liquidity outflows. Meanwhile, the deterioration in domestic economic indicators including unemployment rates, a fall in housing prices and an interest rate hike by the Bank of Korea in November were also negative for Korean market sentiment.

President Moon’s income-led economic growth policy, manifested through the unprecedented pace of minimum wage hikes, seemed to have had unintended consequences including a sharp increase in unemployment and a widening of the income gap. Furthermore, the cost pressure from faster minimum wage hikes has led to price increases across a wide range of goods and services, creating additional headwind for consumption. Under pressure from the public, President Moon took steps to reshuffle key government positions such as the Minister of Finance, as well as the President’s Chief of Staff. However, as key economic policies remain unchanged and another round of minimum wage hikes became effective in January 2019, we expect domestic consumption sentiment to be subdued in the near term.

Expectations on North Korea’s denuclearization have diminished compared to the hopeful expectations in the early part of 2018. President Moon was looking to build better relations with North Korea through closer economic cooperation, such as providing support in rebuilding North Korea’s railroad infrastructure. Unfortunately, as North Korea has not made meaningful progress in denuclearization, its negotiations with the U.S. have stalled and economic sanctions against the country remain.

Fund’s Performance

From July 1, 2018 to December 31, 2018, the total return of the Fund’s Net Asset Value (NAV) was -11.02% (net of fees) in USD terms, outperforming the Fund’s benchmark, the MSCI Korea 25/50 Index (Total Return), which returned -12.00% in USD terms.

Performance Attribution Review

Positive contributors over the reporting period include Fila Korea, a sports apparel company, which outperformed as a result of earnings turnaround in Korea and the United States, as well

12.31.18	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2018 (unaudited) (continued)

as continuing strong growth in China. The company’s marketing efforts to revive the Fila brand by leveraging the retro trends and collaboration with luxury brands helped operations turn around in all major markets. The Fund’s overweight positions in shipbuilding companies including Hyundai Heavy Industries and Daewoo Shipbuilding was another contributor to performance. Stronger than expected LNG (Liquid Natural Gas) carrier orders helped fill Korean shipbuilders’ order backlog, raising expectations for better utilization rates and rising vessel prices. The Fund’s position in Kangwon Land, the monopoly casino operator for Korean nationals, also contributed positively, thanks to a more favorable regulatory backdrop with potential to allow for faster gaming revenue growth.

The Fund’s overweight position in Samsung Electro-Mechanics, an electrical components manufacturer, detracted from the Fund’s performance. Concerns over slowing demand amidst global macro uncertainties and spillover from the correction in regional multi-layer ceramic capacitor (“MLCC”) stocks led to a sharp correction in the company’s share price. In addition, the Fund’s exposure to E-Mart, a large local retailer, also contributed negatively, mainly due to disappointing same-store-sales growth at its hypermarkets and the announcement of higher than expected minimum wage hikes for 2019. Lastly, the Fund was hurt by its overweight position in LG Household & Healthcare, a major consumer goods company, as the shares corrected on the clouded outlook for duty free sales after the Chinese government announced new regulations with respect to reseller activities.

Outlook

We believe the global macroeconomic outlook has deteriorated significantly over the past few months. Economic indicators have worsened in many countries except the U.S. in our view. The economic slowdown in China also appears to be more severe than expected, as a weakening business cycle coincided with worries about a trade war with the U.S. The silver lining is that both the U.S. and China seem eager to avoid a full blown trade war. The Chinese government has also started to roll out a series of policy measures to prop up the economy, although it remains to be seen whether the measures will be effective. As China is Korea’s largest trade partner, its economic performance will have implications for a number of important Korean export industries including technology, auto, materials and cosmetics.

The technology industry is currently in a cyclical downturn. Smartphone penetration is nearing saturation while the price points have become less affordable. Data center expansion seems to have slowed, following the breakneck pace over the past few years. Inventories of a number of hardware components have increased and will take time for the markets to digest. That said, we are optimistic towards the technology industry’s longer term growth. We believe progress will continue in areas such as artificial intelligence, 5G telecom network, electric vehicles and

2	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2018 (unaudited) (continued)

autonomous driving. These innovations will drive demand growth for products including semiconductors, batteries and other electronic components. We expect Korean companies to benefit when the industry cycle recovers.

As President Moon’s term enters its third year and his approval ratings drop we believe the government will likely be less aggressive in implementing its socialist policies. Interventions from the Fair Trade Commission regarding chaebols’ (large family-run conglomerates) corporate structures have also slowed. However, we believe the impact of measures that have already been implemented, including two consecutive years of rapid minimum wage hikes, reduction in working hours, higher corporate tax rates and what we view as draconian housing market measures should continue to pressure the economy. On a more positive note, inflation has remained subdued and has allowed the Bank of Korea to maintain its accommodative monetary policy. Thanks to a substantial current account surplus, the Korean Won has also been stable despite a more volatile external environment. Hence, we believe the low interest rate and stable currency should provide some support to Korea’s economic stability.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

12.31.18	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2018 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year
Market Price	-13.60%	-19.90%	0.25%	3.35%
Net Asset Value ("NAV")	-11.02%	-19.14%	0.22%	7.12	%(2)
MSCI Korea 25/50 Index (Total Return)(3)	-12.00%	-20.01%	0.85%	9.62%
MSCI Korea (Total Return)(3)	-12.53%	-20.94%	0.99%	9.72%
MSCI Korea (Price Return)(3)	-13.76%	-22.60%	-0.62%	8.31%
KOSPI(4)	-12.36%	-20.64%	-0.82%	7.44%

Premium (Discount) to NAV:

December 31, 2008 to December 31, 2018

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$27.99
NAV(5)	$32.38
Discount to NAV	-13.56%

Ten Largest Holdings (as a% of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	21.2%
LG Chem Ltd.
Manufacturer of petrochemical goods and electronic materials	4.1%
Kangwon Land, Inc.
Casino and hotel services provider	3.5%
Fila Korea Ltd.
Manufacturer of apparel and footwear	3.5%
Korea Electric Power Corp.
Electric Utility Company	3.3%
Samsung Electro-Mechanics Co., Ltd
Manufacturer of electronic Components	3.2%
POSCO
Manufacturer of steel products	3.0%
KB Financial Group, Inc.
Financial holding company	2.9%
Hyundai Motor Co.
Manufacturer and distributor of automobiles and automobile parts	2.8%
Hyundai Heavy Industries Co., Ltd
Manufacturer of ships	2.8%

4	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Performance & Statistics

December 31, 2018 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. NAV total return for periods that include December 2008 and January 2009 had been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).
(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea Index (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index as the primary benchmark for the Fund The MSCI Korea Index 25/50 Index is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(5)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

12.31.18	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Investments

December 31, 2018 (unaudited)

Shares		Value
COMMON STOCK–97.0%
	Aerospace & Defense–1.7%
98,980	Hanwha Techwin Co., Ltd. (c)	$ 2,888,943

	Airlines–2.0%
86,888	Jeju Air Co., Ltd.	2,612,511
41,472	Jin Air Co., Ltd. (c)	716,036

		3,328,547

	Auto Components–0.6%
5,748	Hyundai Mobis Co., Ltd.	980,691

	Automobiles–2.8%
44,474	Hyundai Motor Co.	4,721,373

	Banks–8.4%
95,667	Hana Financial Group, Inc.	3,111,361
119,646	KB Financial Group, Inc.	4,991,249
130,241	Shinhan Financial Group Co., Ltd.	4,617,837
107,130	Woori Bank	1,498,095

		14,218,542

	Biotechnology–2.1%
17,814	Celltrion, Inc. (c)	3,578,631

	Chemicals–4.7%
22,566	LG Chem Ltd.	7,034,246
3,714	Lotte Chemical Corp.	923,419

		7,957,665

	Construction & Engineering–0.7%
23,506	Hyundai Engineering & Construction Co., Ltd.	1,151,220

	Electric Utilities–3.2%
186,744	Korea Electric Power Corp.	5,531,660

	Electronic Equipment, Instruments & Components–4.0%
58,860	Samsung Electro-Mechanics Co., Ltd.	5,487,024
6,610	Samsung SDI Co., Ltd.	1,299,248

		6,786,272

	Entertainment–0.8%
3,271	NCSoft Corp.	1,371,106

	Food & Staples Retailing–3.7%
5,870	BGF Retail Co., Ltd. (c)	1,071,454
18,803	E-MART, Inc.	3,070,724
60,132	GS Retail Co., Ltd.	2,179,183

		6,321,361

	Hotels, Restaurants & Leisure–5.2%
23,940	Hana Tour Service, Inc.	1,481,485
207,145	Kangwon Land, Inc.	5,930,191
64,863	Modetour Network, Inc.	1,400,008

		8,811,684

	Household Durables–1.4%
41,324	LG Electronics, Inc.	2,317,171

6	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Schedule of Investments

December 31, 2018 (unaudited) (continued)

Shares		Value
	Industrial Conglomerates–2.9%
63,169	LG Corp.	$ 3,956,142
10,456	Samsung C&T Corp.	989,713

		4,945,855

	Insurance–5.7%
67,718	DB Insurance Co., Ltd.	4,264,840
105,863	Hyundai Marine & Fire Insurance Co., Ltd.	3,887,655
130,365	Korean Reinsurance Co.	1,011,368
7,282	Samsung Life Insurance Co., Ltd.	532,854

		9,696,717

	Interactive Media & Services–4.0%
82,950	AfreecaTV Co., Ltd.	2,927,365
35,834	NAVER Corp.	3,927,258

		6,854,623

	IT Services–0.5%
4,627	Samsung SDS Co., Ltd.	846,784

	Life Sciences Tools & Services–1.0%
4,911	Samsung Biologics Co., Ltd. (a)(c)	1,708,217

	Machinery–4.4%
92,483	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (c)	2,840,976
40,485	Hyundai Heavy Industries Co., Ltd. (c)	4,669,558

		7,510,534

	Marine–1.7%
730,797	Pan Ocean Co., Ltd. (c)	2,917,847

	Metals & Mining–3.4%
1,697	Korea Zinc Co., Ltd.	657,090
23,106	POSCO	5,054,012

		5,711,102

	Oil, Gas & Consumable Fuels–2.1%
11,669	S-Oil Corp.	1,017,839
16,296	SK Innovation Co., Ltd.	2,615,741

		3,633,580

	Personal Products–1.7%
2,937	LG Household & Health Care Ltd.	2,902,683

	Pharmaceuticals–0.6%
2,273	Hanmi Pharm Co., Ltd.	948,837

	Semiconductors & Semiconductor Equipment–2.5%
78,561	SK Hynix, Inc.	4,282,869

	Specialty Retail–0.5%
21,692	LOTTE Himart Co., Ltd.	908,926

	Technology Hardware, Storage & Peripherals–21.2%
1,032,283	Samsung Electronics Co., Ltd.	35,935,513

	Textiles, Apparel & Luxury Goods–3.5%
122,557	Fila Korea Ltd.	5,919,747

	Total Investments (cost–$124,953,455) (b)–97.0%	164,688,700
	Other assets less liabilities–3.0%	5,111,668

	Net Assets–100.0%	$169,800,368

12.31.18	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Schedule of Investments

December 31, 2018 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $1,708,217, representing 1.0% of net assets.
(b)	Securities with an aggregate value of $164,688,700, representing 97.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(c)	Non-income producing.
(d)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/18

Investments in Securities—Assets

Common Stock	—	$164,688,700	—	$164,688,700

8	The Korea Fund, Inc. Semi-Annual Report	12.31.18	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2018 (unaudited)

Assets:

Investments, at value (cost–$124,953,455)	$164,688,700

Cash	722,879

Foreign currency, at value (cost–$29,925,891)	30,193,738

Dividends receivable (net of foreign withholding taxes)	2,123,792

Securities lending income receivable, including income from invested cash collateral (net of rebates)	3,963

Prepaid expenses	55,095

Total Assets	197,788,167

Liabilities:

Dividends and distributions payable to stockholders	27,459,570

Payable for shares repurchased	132,182

Investment management fees payable	121,511

Accrued expenses and other liabilities	274,536

Total Liabilities	27,987,799

Net Assets	$169,800,368

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 5,243,493 shares issued and outstanding)	$52,435

Paid-in-capital in excess of par	133,825,347

Total distributable earnings	35,922,586

Net Assets	$169,800,368

Net Asset Value Per Share	$32.38

See accompanying Notes to Financial Statements	12.31.18	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Operations

Six Months ended December 31, 2018 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $527,666)	$2,649,538

Securities lending income, including income from invested cash collateral (net of rebates)	140,973

Interest (net of foreign withholding taxes of $153)	1,022

Total Investment Income	2,791,533

Expenses:

Investment management	790,885

Directors	157,420

Custodian and accounting agent	77,020

Legal	75,927

Insurance	67,582

Audit and tax services	49,566

Stockholder communications	19,653

Transfer agent	12,952

New York Stock Exchange listing	8,274

Miscellaneous	43,558

Total Expenses	1,302,837

Net Investment Income	1,488,696

Realized and Change in Unrealized Gain (Loss):

Net realized loss on:

Investments	(2,764,343)

Foreign currency transactions	(219,300)

Net change in unrealized appreciation/depreciation of:

Investments	(24,972,627)

Foreign currency transactions	460,812

Net realized and change in unrealized loss	(27,495,458)

Net Decrease in Net Assets Resulting from Investment Operations	$(26,006,762)

10	The Korea Fund, Inc. Semi-Annual Report	12.31.18	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2018 (unaudited)	Year ended June 30, 2018

Investment Operations:

Net investment income	$1,488,696	$1,122,093

Net realized gain (loss)	(2,983,643)	36,682,480

Net change in unrealized appreciation/depreciation	(24,511,815)	(28,811,483)

Net increase (decrease) in net assets resulting from investment operations	(26,006,762)	8,993,090

Dividends and Distributions to Stockholders from:

Net investment income	—	(1,268,827)

Net realized capital gains	—	(21,348,039)

Total distributions paid*	(27,459,569)	—

Total dividends and distributions to stockholders	(27,459,569)	(22,616,866)

Common Stock Transactions:

Cost of shares repurchased	(4,051,225)	(19,034,667)

Total decrease in net assets	(57,517,556)	(32,658,443)

Net Assets:

Beginning of period	227,317,924	259,976,367

End of period**	$169,800,368	$227,317,924

Shares Activity:

Shares outstanding, beginning of period	5,363,003	5,822,293

Shares repurchased	(119,510)	(459,290)

Shares outstanding, end of period	5,243,493	5,363,003

*	Distributions from net investment income and net realized capital gains are combined for the period ended December 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to stockholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.
**	Net Assets - End of period includes undistributed net investment income of $1,727,277 as of June 30, 2018.

See accompanying Notes to Financial Statements	12.31.18	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2018 (unaudited)		Year ended June 30,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$42.39		$44.65	$36.68		$44.80		$47.33	$38.53
Investment Operations:
Net investment income (loss) (1)	0.28		0.20	0.16		0.11		(0.02)	(0.14)
Net realized and change in unrealized gain (loss)	(5.12)		1.13	7.75		(4.11)		(2.84)	8.56
Total from investment operations	(4.84)		1.33	7.91		(4.00)		(2.86)	8.42
Dividends and Distributions to Stockholders from:
Net investment income	(0.61)		(0.23)	(0.28)		—		—	—
Net realized gains	(4.62)		(3.80)	(0.05)		(4.35)		—	—
Total dividends and distributions to stockholders	(5.23)		(4.03)	(0.33)		(4.35)		—	—
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.06		0.44	0.39		0.23		0.33	0.38
Net asset value, end of period	$32.38		$42.39	$44.65		$36.68	(2)	$44.80	$47.33
Market price, end of period	$27.99		$38.26	$40.04		$32.33		$40.57	$42.72
Total Return: (3)
Net asset value	(11.02)%		3.39%	22.83%		(8.35	)%(2)	(5.35)%	22.84%
Market price	(13.60)%		4.41%	25.09%		(8.75)%		(5.03)%	23.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$169,800		$227,318	$259,976		$256,289		$329,458	$378,146
Ratio of expenses to average net assets	1.24	%(4)	1.13%	1.18	%(5)	1.20%		1.13%	1.13%
Ratio of net investment income (loss) to average net assets	1.41	%(4)	0.43%	0.40	%(5)	0.28%		(0.05)%	(0.33)%
Portfolio turnover rate	17%		69%	67%		44%		51%	60%

(1)	Calculated on average common shares outstanding during the period.
(2)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(3)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Inclusive of tender offer expenses of 0.05%.

12	The Korea Fund, Inc. Semi-Annual Report	12.31.18	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Fund’s investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”) of the Fund, or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board may determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term investments having a remaining maturity of 60 days or less shall be valued at amortized cost unless the Board of Directors or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

12.31.18	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2018 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years.

As of December 31, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and

14	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2018 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2018, the Fund incurred $176,614 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. Net realized gain on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2018, the Korean WON (“(Won)”)/U.S. dollar (“$”) exchange rate was (Won)1,115.80 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may

12.31.18	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2018 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan at December 31, 2018.

(i) New Accounting Pronouncements

In August 2018, the FASB issued ASU Accounting Standards Update (“ASU”) 2018-13 which changes the fair value measurement disclosure requirements for investment companies. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal and modification of certain fair measurement disclosures.

On October 17, 2018, the SEC adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the period ended December 31, 2018. The distributions to shareholders in the June 30, 2018, Statement of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s

16	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2018 (unaudited) (continued)

2. Principal Risks (continued)

counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2018, the Fund paid investment management fees at an effective rate of 0.750% of the Fund’s average daily net assets.

4. Investments in Securities

For the six months ended December 31, 2018, purchases and sales of investments, other than short-term securities were $33,748,924 and $64,944,420, respectively.

5. Income Tax Information

At December 31, 2018, the cost basis of portfolio securities for federal income tax purposes was $125,385,271. Gross unrealized appreciation was $50,003,758; gross unrealized depreciation was $10,700,329; and net unrealized appreciation was $39,303,429. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

For the six months ended December 31, 2018, the Fund repurchased 119,510 shares of its common stock on the open market, which represented approximately 2% of the shares outstanding at June 30, 2018 at a total cost, inclusive of commissions ($0.015 per share), of $4,051,225 at a per-share weighted average discount NAV of 11.73%. For the year ended June 30, 2018, the Fund repurchased 459,290 shares of its common stock on the open market, which represented approximately 8% of the shares outstanding at June 30, 2017 at a total cost, inclusive of commissions (weighted average of $0.023 per share; $0.015 per share at June 30, 2018), of $19,034,667 at a per-share weighted average discount to NAV of 11.12%.

7. Fund Ownership

At December 31, 2018, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners and the Gates William Henry held approximately 37%, 12%, 9% and 6%, respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

8. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

12.31.18	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Stockholder Meeting Results/Proxy Voting Policies &

Procedures (unaudited)

Stockholder Meeting Results:

The Fund held a meeting of stockholders on October 26, 2018. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Election of Richard A. Silver — Class III to serve until 2021	4,485,010	311,022	53,520

Messrs. Joseph T. Grause, Jr. and Julian Reid, who serve as Class I Directors, and Mr. Christopher B. Brader, who serves as Class II Director, continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

18	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Online Enrollment, Account Access and Transactions

When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information to enroll or access your account online, you will log into secure pages. By

12.31.18	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

Cookies and Similar Technologies

Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Use of Social Media Plugins

Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

20	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors and a majority of the Directors who are not “interested persons” of the Investment Manager and its affiliates (the “Independent Directors”), voting separately, annually approve the continuation of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager. Your Fund’s Board is comprised of four Directors, all of whom are Independent Directors. At an in-person meeting held on October 26, 2018, the Board approved the renewal of the Management Agreement at the recommendation of the Board’s Contracts Committee, which is comprised of all four Directors. The Board’s review process and considerations in approving the Management Agreement are set forth below.

Review Process.    The Board of Directors considers matters bearing on your Fund and the Management Agreement at each of its meetings. Specifically, the Board maintains an Investment Committee, comprised of all of the Directors and chaired by an experienced investment professional, to monitor all investment related matters throughout the year. The Board (i) met four times during the past year to discuss Fund matters and at each of its regular quarterly meetings dedicated a substantial amount of time to reviewing Fund portfolio related issues (such time was spent in both executive session and with both senior management of the Investment Manager and the portfolio manager and his team at each regular meeting), and (ii) received extensive information throughout the year, outside of the abovementioned meetings, regarding the management of your Fund, including information regarding various functions performed by the Fund’s investment team, as well as the Investment Manager’s compliance monitoring and portfolio trading practices. In addition, as an independent, third party aid the Board engages Broadridge Financial Solutions (“Broadridge”), a leading provider of investor communications, technology-driven solutions, and data and analytics to the financial services industry, to supply input supporting the Board’s ongoing review of both the Fund’s performance as well as the investment performance of a representative peer group compiled by Broadridge. This peer group, which as of September 30, 2018 was made up of 14 (for the one- year period), 13 (for the three- and five-year periods) and 12 (for the ten-year period) alternative investment opportunities represents, your Board believes, virtually all publically offered, pooled investment products available for international investors in the Korean equity space whether managed in the U.S. or elsewhere (not taking into account pooled products designed to replicate the performance of Korean equity indexes). Whilst your Board considers this peer group to represent the significant funds in the space, it notes that the component funds use varying benchmarks, including the MSCI Korea NR Index (Net Return) (the “MSCI Korea Index”), or more frequently, the Korea Stock Exchange KOSPI Index (the “KOSPI Index”), which have differing effects on the underlying risk free portfolios and hence the investment returns so achieved. The MSCI Korea 25/50 Index is the primary benchmark for the Fund. The Board also considered detailed information from Broadridge concerning the consistency of investment style of the Investment Manager and the risk relative to return of your Fund’s investment portfolio in itself and within the peer group.

In addition to the information the Board received at each of its quarterly meetings, in connection with its annual contract review, the Board received and relied upon materials provided by the Investment Manager, which included, among other items: (i) data supplied by Thomson Reuters Lipper, Inc. (“Lipper”), a leading third party provider of mutual fund information on the total return investment performance of your Fund over various time periods and the investment performance of a peer group of international closed-end funds compiled by Lipper, (ii) information provided by Lipper on your Fund’s management fees and total expenses as well as the management fees and total expenses of a comparative peer group of international closed-end funds, (iii) information regarding the investment performance of comparable market indices, (iv) information regarding the management fees of comparable portfolios of other clients of the Investment Manager and your Fund’s former sub- adviser (the “Former Sub-Adviser”) (as personnel of the Former Sub-Adviser continued to provide services to your Fund as “associated persons” of the Investment Manager), including open-end funds and other clients, (v) the estimated profitability to the Investment Manager from its relationship with your Fund, (vi) descriptions of various administrative functions performed for your Fund by the Investment Manager, and (vii) information regarding the overall organization of the Investment Manager, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to your Fund. The Board was assisted in its evaluation of the Management Agreement by counsel for your Fund, with whom it met separately from the Investment Manager.

The Directors’ conclusion as to the continuation of the Management Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of your Fund’s Management Agreement is the result of years of review and discussion, rather than one particular period. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

Nature, Quality and Extent of Services.    The Board considered the terms of the Management Agreement, including the scope of advisory services provided under the Management Agreement. The Board noted that, under the Management Agreement, the Investment Manager provides portfolio management and administrative services to your Fund. The Board noted that personnel of the Former Sub-Adviser provide portfolio management services to your Fund as “associated persons” of the Investment Manager. The Board also noted that the compliance personnel of the Former Sub-Adviser act as

12.31.18	The Korea Fund, Inc. Semi-Annual Report	21

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

“associated persons” of the Investment Manager and report directly to the Investment Manager’s chief compliance officer. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager. The Board also considered the quality of the administrative services provided by the Investment Manager and determined these services to be of high quality.

The Board reviewed your Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper, Broadridge, and the Board itself.

In the course of these deliberations, the Board took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding your Fund’s performance. The Board observed that, although its own peer group maintained by Broadridge of 12 to 14 (varying for the one-, three-, five- and ten-year periods) comparative investible products in the Korean space was appropriate, the peer group also includes Pacific funds (excluding Japan), which are generally not closely comparable to your Fund. In its review of your Fund’s performance against the aforementioned peer group of Korea funds maintained by Broadridge, the Board observed that your Fund’s total return (based on net asset value) performance ranked in the 1st quartile for the one- and three-year periods, the 2nd quartile for the five-year period and the 3rd quartile for the ten-year period ended September 30, 2018. The Board also noted that most of the funds in the Broadridge peer group used the KOSPI Index as a benchmark and that the Fund’s primary benchmark, the MSCI Korea 25/50 Index, had outperformed the KOSPI Index for the one-, three-, five- and 10-year periods ended September 30, 2018. In connection with this review, the Board noted that this Broadridge peer group contains funds both registered under the Investment Company Act of 1940 and entities registered in other jurisdictions that are subject to alternative regulatory regimes than your Fund with differing regulatory investment restrictions and may calculate their performance using differing methodologies, which the Board noted would affect particularly the comparative performance of such entities.

The Board observed that your Fund’s total return performance (based on net asset value) underperformed the MSCI Korea 25/50 Index for the one-, three-, five- and ten-year periods ended September 30, 2018. The Board further observed that your Fund’s total return performance (based on net asset value) underperformed the MSCI Korea Index for the one-, three-, five-, and ten- year periods ended September 30, 2018. In considering the Fund’s underperformance with respect to the MSCI Korea Index, the Board took into account, among other factors, that the Fund has been constrained in its ability to equal or exceed the weighting of Samsung Electronics in the Index due to the Fund’s fundamental policy regarding industry concentration. In addition, the Board noted a higher level of volatility in performance over time among the funds in the peer group assembled by Broadridge, resulting in most such funds having periods of poor performance relative to their peers from time to time.

The Board discussed in detail the overall investment performance of your Fund. The Board discussed the depth of the Fund’s management team and noted the general improvement in the Fund’s performance against its peers since the Fund’s portfolio manager had been replaced in 2014.

On the basis of this evaluation, the ongoing review of investment results by the Board in conjunction with the Investment Manager, the Board concluded that the nature, quality and extent of services provided by the Investment Manager was sufficient to support renewal of the Management Agreement.

Fees and Expenses.    The Board considered your Fund’s investment management fee schedule, total expense ratio and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by your Fund were less than the median, and less than the mean, of the two-member peer group compiled by Lipper (based on the management fees paid by your Fund for your Fund’s fiscal year ended June 30, 2017). The Board also considered the management fees charged by the Investment Manager to other clients, including open-end funds, with investment strategies comparable to that of your Fund, and noted that the management fees paid by your Fund, with few exceptions, were generally lower than the fees paid by such other clients of the Investment Manager. The Board noted that your Fund’s total operating expenses were less than both the median and the mean of the two- member peer group compiled by Lipper (based on the operating expenses for your Fund’s fiscal year ended June 30, 2017).

The Board noted that, because your Fund is closed-end and does not make a continuous offering of its securities, your Fund’s size is relatively static and it would be unlikely that economies of scale will result from your Fund’s growth other than through capital gain, which itself is a number monitored closely by the Board. The Board noted its option to reconsider the management fee breakpoint levels in the future if your Fund’s assets grow substantially or should there be an opportunity to raise new assets.

22	The Korea Fund, Inc. Semi-Annual Report	12.31.18

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

On the basis of the information provided, the Board concluded that the management fee was reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager.

Profitability.    The Board reviewed detailed information regarding revenues received by the Investment Manager under the Management Agreement and related expenses. Based on the information provided, the Board concluded that the estimated pre-tax profitability declared by the Investment Manager in connection with the management and administration of your Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Investment Manager for administrative services provided to your Fund. The Board also considered benefits to the Investment Manager related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager related to your Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance.    The Board considered the significant attention and resources dedicated by the Investment Manager to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by the Investment Manager to compliance matters.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, based on the renewal recommendation of its Contracts Committee, determined that the Management Agreement should be continued for an additional one-year period commencing January 1, 2019.

12.31.18	The Korea Fund, Inc. Semi-Annual Report	23

Directors	Officers
Julian Reid Chairman of the Board of Directors	Joseph Quirk President & Chief Executive Officer
Christopher B. Brader Joseph T. Grause, Jr.	Orhan Dzemaili Treasurer, Principal Financial and Accounting Officer
Richard A. Silver	Thomas J. Fuccillo Secretary and Chief Legal Officer

Thomas L. Harter Chief Compliance Officer

Richard J. Cochran Assistant Treasurer

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein..

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com. Effective for periods ending from and after March 31, 2019, this information will no longer be filed on Form N-Q and instead will be filed on Form N-PORT.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA_123118

345575

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2018	7,416	$37.12	[1]	7,416	[2]	528,884	[2]
August 1-31, 2018	11,633	$36.32	[1]	11,633	[2]	517,251	[2]
September 1-30, 2018	16,655	$36.28	[1]	16,655	[2]	500,596	[2]
October 1-31, 2018	27,695	$33.95	[1]	27,695	[2]	472,901	[2]
November 1-30, 2018	30,766	$33.35	[1]	30,766	[2]	442,135	[2]
December 1-31, 2018	25,345	$30.81	[1]	25,345	[2]	416,790	[2]
Totals	119,510			119,510

[1]	Subject to fees of up to $0.015 per share repurchased.
[2]

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $170,032

(2)	All fees and/or compensation for securities lending activities and related services: $29,059

(3)	Aggregate fees/compensation: $29,059

(4)	Net income from securities lending activities: $140,973

(b)

The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Blackrock T-Fund, Institutional Class. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 13.	EXHIBITS

(a) (1) Not required in this filing

(a) (2) Exhibit 99_CERT. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906_CERT. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Korea Fund, Inc.

By:	/s/ Joseph Quirk
Joseph Quirk
President & Chief Executive Officer

Date:	March 5, 2019

By:	/s/ Orhan Dzemaili
Orhan Dzemaili
Treasurer, Principal Financial & Accounting Officer

Date:	March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Quirk
Joseph Quirk
President & Chief Executive Officer

Date:	March 5, 2019

By:	/s/ Orhan Dzemaili
Orhan Dzemaili
Treasurer, Principal Financial & Accounting Officer

Date:	March 5, 2019